EXHIBIT 10.15

                       NEIMAN MARCUS GROUP
                    CREDIT CARD MASTER TRUST
                          SERIES 2000-1

         $225,000,000 Class A Floating Rate Asset Backed
                   Certificates, Series 2000-1


                   CLASS A PURCHASE AGREEMENT


                                                July 12, 2000


Deutsche Bank Securities Inc.,
31 West 52nd Street
New York, New York 10019
   As Representative of the Class A Initial Purchasers


Ladies and Gentlemen:

        1. Introductory. The Neiman Marcus Group, Inc., a Delaware corporation ("NMG") and Bergdorf Goodman, Inc., a New York corporation ("Bergdorf Goodman") propose to sell, transfer and convey receivables (the "Receivables") generated by a portfolio of certain consumer revolving credit card accounts and non-card installment accounts and other rights to Neiman Marcus Funding Corporation, a Delaware corporation and a wholly owned subsidiary of NMG (the "Seller"). The Seller from time to time will transfer and convey the Receivables to the Neiman Marcus Group Credit Card Master Trust (the "Trust"), and the Seller proposes to cause the Trust to sell to Deutsche Bank Securities Inc. and Chase Securities Inc. (each an "Initial Purchaser" and, collectively, the "Initial Purchasers"), for whom you are acting as a representative (the "Representative"), $225,000,000 Class A Floating Rate Asset Backed Certificates, Series 2000-1 (the "Class A Certificates") in the Trust. The Receivables will be conveyed to the Seller (i) by NMG pursuant to the Receivables Purchase Agreement, dated as of March 1, 1995 and as amended and restated as of July 3, 2000 (the "NMG Receivables Purchase Agreement"), between NMG and the Seller and (ii) by Bergdorf Goodman pursuant to the Receivables Purchase Agreement, dated as of July 3, 2000 (the "Bergdorf Receivables Purchase Agreement" and together with the NMG Receivables Purchase Agreement, the "Receivables Purchase Agreements") between Bergdorf Goodman and the Seller, and will be transferred from the Seller to the Trust pursuant to
(i) the amended and restated Pooling and Servicing Agreement, dated as of July 3, 2000 (the "Pooling and Servicing Agreement"), among NMG, the Seller and The Bank of New York, as trustee (the "Trustee"), and (ii) the Series 2000-1 Supplement to the Pooling and Servicing Agreement, dated on or about July 21, 2000 (the "Supplement"), among NMG, the Seller and the Trustee. The Class A Certificates, together with the Class B and Class C Certificates and the Seller Certificate that will initially be retained by the Seller, will be issued pursuant to the Pooling and Servicing Agreement and the Supplement.

        The Class A Certificates may only be resold to (i) "qualified institutional buyers" ("QIBs") in reliance upon Rule 144A ("Rule 144A") of the Securities Act of 1933, as amended (the "Securities Act"), (ii) non-U.S. persons outside the United States, as defined by Regulation S of the Securities Act ("Regulation S") in a transaction meeting the requirements of Regulation S, (iii) persons in the United States pursuant to another exemption from registration under the Securities Act and who have delivered an opinion of counsel in form satisfactory to the Trustee and the Seller stating that the purchase is being made pursuant to an exemption from the registration requirements of the Securities Act and (iv) the Seller. In connection with the sale of the Class A Certificates, Seller has prepared (a) a preliminary offering memorandum dated July 7, 2000 (the "Preliminary Offering Memorandum") and (b) a final offering memorandum dated July 12, 2000 (the "Final Offering Memorandum") in form and substance satisfactory to the Initial Purchasers.
All references to the Final Offering Memorandum shall be deemed to include all amendments and supplements thereto.

        This Class A Purchase Agreement shall hereinafter be referred to as this "Agreement." This Agreement, the Receivables Purchase Agreements, the Pooling and Servicing Agreement and the Supplement shall collectively hereinafter be referred to as the "Basic Documents." Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Pooling and Servicing Agreement and Supplement.

        2. Representations and Warranties of NMG and the Seller. NMG and the Seller hereby jointly and severally represent and warrant to, and agree with, the Initial Purchasers that:

             (a) The Final Offering Memorandum will not, as of the date thereof and as of the Closing Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with information relating to any Initial Purchaser furnished to the Seller by such Initial Purchaser expressly for use therein.

             (b) As of the Closing Date, the representations and warranties of NMG and the Seller in the Basic Documents will be true and correct in all material respects.

             (c) As of the Closing Date, each consent, approval, authorization or order of, or filing with, any court or governmental agency or body which is required to be obtained or made by NMG or the Seller for the consummation of the transactions contemplated by this Agreement and the other Basic Documents shall have been obtained, except as otherwise provided in the Basic Documents.

             (d) Each of NMG and the Seller has been duly organized and is validly existing as a corporation in good standing under the laws of Delaware and each of NMG and the Seller is duly qualified to do business and is in good standing in each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business. Neither NMG nor the Seller is in violation of its charter or by-laws or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any agreement or instrument to which it is a party or by which it or its properties are bound which would have a material adverse effect on the transactions contemplated herein or in any other Basic Document. The execution, delivery and performance of each Basic Document, and the issuance and sale by the Seller of the Class A Certificates, and compliance with the terms and provisions thereof will not, subject to obtaining any consents or approvals as may be required under the securities or "Blue Sky" laws of various jurisdictions, result in a breach or violation of any of the terms and provisions of, or constitute a default under, any statute, any rule, regulation or order of any governmental agency or body or any court having jurisdiction over NMG, the Seller or any of their respective properties or any agreement or instrument to which NMG or the Seller is a party or by which NMG or the Seller is bound or to which any of the properties of NMG or the Seller is subject, or the charter or by-laws of NMG or the Seller and each of NMG and the Seller have corporate power to enter into each Basic Document to which it is a party and to consummate the transactions contemplated hereby and thereby.

             (e) This Agreement has been duly authorized, executed and delivered by NMG and the Seller and constitutes a legal, valid and binding agreement enforceable against NMG and the Seller in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws, regulations or procedures of general applicability relating to or affecting enforcement of the rights of creditors, or by general equity principles and the discretion of the court before which any proceeding is brought (regardless of whether enforceability is considered in a proceeding in equity or at law) and public policy under applicable securities laws.

             (f) Each Basic Document, when executed and delivered as contemplated hereby and thereby, will have been duly authorized, executed and delivered by, NMG and the Seller and, when so executed and delivered, will constitute a legal, valid and binding agreement enforceable against NMG and the Seller in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws, regulations or procedures of general applicability relating to or affecting enforcement of the rights of creditors, or by general equity principles and the discretion of the court before which any proceeding is brought (regardless of whether enforceability is considered in a proceeding in equity or at law) and public policy under applicable securities laws.

             (g) As of the Closing Date, the Class A Certificates will have been duly and validly authorized by the Seller and, when executed and authenticated as specified in the Pooling and Servicing Agreement, will be validly issued and outstanding and will be entitled to the benefits set forth in the Pooling and Servicing Agreement.

             (h) There are no actions, proceedings or investigations now pending against NMG or the Seller or, to the best knowledge of NMG and the Seller, threatened against NMG or the Seller (A) that are required to be disclosed in the Preliminary Offering Memorandum or the Final Offering Memorandum, other than those disclosed therein, or (B)(1) asserting the invalidity of any Basic Document or the Class A Certificates, (2) seeking to prevent the issuance of the Class A Certificates or the consummation of any of the transactions contemplated by the Basic Documents, (3) that might materially and adversely affect the performance by NMG or the Seller of its obligations under, or the validity or enforceability of, any of the Basic Documents or the Class A Certificates, or (4) seeking to affect adversely the federal income tax attributes of the Class A Certificates as described in the Final Offering Memorandum under "U.S. Federal Income Tax Consequences."

             (i) Any taxes, fees and other governmental charges that are assessed and due in connection with the execution, delivery and issuance of each Basic Document shall have been paid by NMG or the Seller at or prior to the Closing Date to the extent required to be so paid at or prior to the Closing Date under applicable law.

             (j) Each of NMG and the Seller possesses all material licenses, certificates, authorities or permits issued by the appropriate state, federal or foreign regulatory agencies or bodies deemed by such corporation to be reasonably necessary to conduct the business now operated by it and as described in the Final Offering Memorandum, and neither NMG nor the Seller has received notice of proceedings relating to the revocation or modification of, or notice of its failure to obtain, any such license, certificate, authority or permit which, singly or in the aggregate, if the subject of any unfavorable decision, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of NMG or the Seller.

             (k) Neither the Trust nor the Seller is subject to registration as an "investment company" under the Investment Company Act of 1940, as amended (the "1940 Act").

             (l) On or before the Closing Date, NMG and the Seller shall have caused their respective computer records to be marked to reflect the conveyances of the Receivables effected by the Receivables Purchase Agreements and the Pooling and Servicing Agreement and to show the Trust's interest in the Receivables, and from and after the Closing Date neither NMG nor the Seller shall take any action inconsistent with the Trust's interest in such Receivables, other than as permitted by the Receivables Purchase Agreements or the Pooling and Servicing Agreement and Supplement.

             (m) Assuming compliance by the Initial Purchasers with the offering restrictions set forth herein and in the Final Offering Memorandum, it is not necessary in connection with the offer, sale and delivery of the Class A Certificates to or by the Initial Purchasers in the manner contemplated by this Agreement to register the Class A Certificates under the Securities Act.

             (n) None of NMG, the Seller, any of their Affiliates (as defined in Rule 501(b) of Regulation D under the Securities Act ("Regulation D")) or, to NMG's or the Seller's knowledge, the Trust has directly or through any agent (i) sold, offered for sale, solicited offers to buy or otherwise negotiated in respect of, any "security" (as defined in the Securities Act) that is or will be integrated with the sale of the Class A Certificates in a manner that would require the registration under the Securities Act of the offering of the Class A Certificates or (ii) assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 3, engaged in any form of general solicitation or general advertising in connection with the offering or sale of the Class A Certificates in the United States (as those terms are used in Regulation D) or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act.

             (o) None of NMG, the Seller nor any of their Affiliates has directly or through any agent (it being understood that NMG and the Seller make no representation and warranty in this regard with respect to the Initial Purchasers) engaged in any "directed selling efforts" (as defined in Rule 902(c) under Regulation S) with respect to the Class A Certificates. NMG, the Seller, their Affiliates and any agent acting on behalf of any of them (it being understood that NMG and the Seller make no representation or warranty in this regard with respect to the Initial Purchasers) have complied with the "offering restrictions" (as defined in Rule 902(g) under Regulation S) with respect to Class A Certificates sold outside the United States.

             (p) The Class A Certificates will not be, on the Closing Date, of the same class (as defined in Rule 144A) as securities listed on a national securities exchange registered under
        Section 6 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or quoted in a U.S. automated interdealer quotation system.

             (q) None of NMG, the Seller, any of their Affiliates, to NMG's or the Seller's knowledge, the Trust or any Person acting on behalf of any of them made offers or sales of securities under circumstances that would require registration of the Class A Certificates under the Securities Act.

        3.   Representations and Warranties of the Initial Purchasers.
Each Initial Purchaser, severally but not jointly, represents and agrees that:

             (a) It is a QIB and is purchasing for its own account (and not for the account of others) or as a fiduciary or agent for others (which others are also QIBs). Each Initial Purchaser is aware that it (or any account for which it is purchasing) may be required to bear the economic risk of an investment in the Class A Certificates for an indefinite period, and it (or such account) is able to bear such risk for an indefinite period.

             (b) It will not sell, pledge or otherwise transfer any Class A Certificate to any person unless either (i) such sale, pledge or other transfer is made to NMG or the Seller, (ii) so long as the Class A Certificates are eligible for resale pursuant to Rule 144A under the Securities Act, such sale, pledge or other transfer is made to a person whom it reasonably believes is a QIB acting for its own account (and not for the account of others) or as a fiduciary or agent for others (which others also are QIBs) to whom notice is given that the sale, pledge or transfer is being made in reliance on Rule 144A, (iii) such sale, pledge or other transfer is made outside the United States in compliance with Regulation S under the Securities Act or (iv) such sale, pledge or other transfer is made in the United States pursuant to another exemption from registration under the Securities Act and in such case, (A) the Trustee will require that the prospective seller and the prospective transferee certify to the Trustee and Seller in writing the facts surrounding such transfer, which certification will be in form and substance satisfactory to the Trustee, NMG and the Seller, and (B) the Trustee will require a written opinion of counsel (which will not be at the expense of NMG, Seller or the Trustee) satisfactory to Seller and the Trustee to the effect that such transfer will not violate the Securities Act. With respect to offers and sales outside the United States, as described in clause 3(c)(iii) above, each Initial Purchaser, severally but not jointly, represents and agrees that:

                  (i) it understands that no action has been or will be taken by NMG or the Seller that would permit a public offering of the Class A Certificates, or possession or distribution of the Preliminary Offering Memorandum or the Final Offering Memorandum or any other offering or publicity material relating to the Class A Certificates, in any country or jurisdiction where action for that purpose is required;

                  (ii) it will comply with all applicable laws and
             regulations in each jurisdiction in which it acquires, offers, sells or delivers Class A Certificates or has in its possession or distributes the Preliminary Offering
             Memorandum or the Final Offering Memorandum or any such other material, in all cases at its own expense;

                  (iii) it understands that the Class A Certificates have not been and will not be registered under the Securities Act and may not be offered or sold within the United States or to, or for the account or benefit of, U.S. persons except in accordance with Regulation S under the Securities Act or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

                  (iv) it has offered the Class A Certificates and will
             offer and sell the Class A Certificates (x) as part of its distribution at any time and (y) otherwise until 40 days after the later of the date upon which the offering of the Class A Certificates commenced to persons other than distributors in reliance upon Regulation S and the Closing Date, only in accordance with Rule 903 of Regulation S. Accordingly, neither such Initial Purchaser, nor any of its Affiliates, nor any persons acting on its behalf has engaged or will engage in any directed selling efforts (within the meaning of Regulation S) with respect to the Class A Certificates, and such Initial Purchaser, its Affiliates and any such persons have complied and will comply with the offering restrictions requirement of Regulation S; and

                  (v) it agrees that, at or prior to confirmation of sales of the Class A Certificates, it will have sent to each distributor, dealer or person receiving a selling concession, fee or other remuneration that purchases Class A Certificates from it during the distribution compliance period (as defined in Regulation S) a confirmation or notice to substantially the following effect:

                  "THIS CERTIFICATE (OR ITS PREDECESSOR) WAS
                  ORIGINALLY ISSUED IN A TRANSACTION EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OF ANY STATE AND MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED UNLESS REGISTERED PURSUANT TO OR EXEMPT FROM REGISTRATION UNDER THE SECURITIES ACT AND ANY OTHER APPLICABLE SECURITIES LAW. EACH PURCHASER OF THIS CERTIFICATE IS HEREBY NOTIFIED THAT THE SELLER OF THIS CERTIFICATE MAY BE RELYING ON THE EXEMPTIONS FROM THE PROVISIONS OF SECTION 5 OF THE SECURITIES ACT PROVIDED BY RULE 144A AND REGULATIONS THEREUNDER."

             (c) The Class A Certificates may not be purchased by or transferred to any "employee benefit plan" within the meaning of
        Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA") (whether or not subject to ERISA, and including, without limitation, foreign or government plans) or by any "plan" described in Section 4975(e)(1) of the Internal Revenue Code of 1986, as amended, or any entity whose underlying assets include plan assets by reason of a plan's investment in such entity (each, a "Plan"), except for an insurance company using the assets of its general account that represents and warrants that, at the time of acquisition and throughout the period it holds the Class A Certificates (i) it is eligible for and meets the requirements of Department of Labor Prohibited Transaction Class Exemption 95-60, (ii) less than 25% of the assets of such account are (or represent) assets of a Plan, and (iii) it is not a service provider to the Trust, or an affiliate of a service provider to the Trust, and would not otherwise be excluded under 2510.3-101(f)(1).

             (d) It understands that each Class A Certificate will bear a legend or legends substantially in the following form unless the Seller determines otherwise, consistent with applicable law:

             "THIS CERTIFICATE (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, UNITED STATES PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  (1)  REPRESENTS THAT (A) IT IS A "QUALIFIED
                       INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS CERTIFICATE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN "INSTITUTIONAL ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT) (AN "INSTITUTIONAL ACCREDITED INVESTOR"),

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS CERTIFICATE EXCEPT (A) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A UNDER THE SECURITIES ACT, (B) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT, (C) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (D) TO AN INSTITUTIONAL ACCREDITED INVESTOR THAT, IN THE CASE OF THIS CLAUSE (D), PRIOR TO SUCH TRANSFER, FURNISHES THE TRUST AND THE SELLER A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS CERTIFICATE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUST AND THE SELLER) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF CERTIFICATES LESS THAN $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE NEIMAN MARCUS GROUP, INC., THE SELLER, THE TRUST AND BERGDORF GOODMAN, INC., THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, OR (E) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION,

                  (3) REPRESENTS THAT EITHER (A) IT IS NOT ACQUIRING THE CERTIFICATES WITH THE ASSETS OF A BENEFIT PLAN OR (B) ITS PURCHASE AND HOLDING OF THE CERTIFICATES WILL NOT RESULT IN A NONEXEMPT PROHIBITED TRANSACTION UNDER SECTION 406(a) OF ERISA OR SECTION 4975 OF THE CODE, AND

                  (4) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS CERTIFICATE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

                  AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE SECURITIES ACT. THE POOLING AGREEMENT UNDER WHICH THIS CERTIFICATE WAS ISSUED CONTAINS A PROVISION REQUIRING THE TRUST AND THE SELLER TO REFUSE TO REGISTER ANY TRANSFER OF THIS CERTIFICATE IN VIOLATION OF THE FOREGOING."

   Terms used in this Section 3 and not otherwise defined in this Agreement have the meanings given to them by Regulation S.

        4. Purchase, Sale and Delivery of Class A Certificates. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Seller agrees to sell to the Initial Purchasers, and the Initial Purchasers agree, severally and not jointly, to purchase from the Seller, the respective aggregate principal amount of the Class A Certificates set forth below opposite the names of the Initial Purchasers. The Class A Certificates are to be purchased at the purchase price of 99.65% of the aggregate principal amounts thereof.

Initial Purchaser                          Principal Amount
                                        of Class A Certificates


Deutsche Bank Securities Inc.                 $168,750,000

Chase Securities Inc.                           56,250,000
                                              ------------
   Total                                      $225,000,000


        The Seller will deliver the Class A Certificates to the Initial Purchasers against payment of the purchase price therefor in immediately available funds to the order of the Seller at the office of Mayer, Brown & Platt, 190 South LaSalle Street, Chicago, Illinois at 10:00 A.M., Chicago time, on July 21, 2000, or at such other time not later than seven full Business Days thereafter as the Initial Purchasers and the Seller determine, such time being herein referred to as the "Closing Date." Each of the Class A Certificates will be initially represented by one or more certificates (the "DTC Securities") registered in the name of Cede & Co., the nominee of The Depository Trust Company ("DTC"). The interests of beneficial owners of the DTC Securities will be represented by book entries on the records of DTC and participating members thereof. Definitive certificates evidencing the Class A Certificates will be available only under the limited circumstances specified in the Pooling and Servicing Agreement. Such certificates will be made available for examination and packaging by the Initial Purchasers no later than 12:00 noon, Chicago time, on the first business day prior to the Closing Date.

        5. Resale by the Initial Purchasers. The Initial Purchasers propose to offer the Class A Certificates for resale upon the terms set forth in this Agreement, the Preliminary Offering Memorandum and the Final Offering Memorandum.

        6. Certain Agreements of NMG and the Seller. NMG and the Seller jointly and severally covenant and agree with the Initial Purchasers that:

             (a) So long as any of the Class A Certificates are outstanding, the Seller will furnish to the Initial Purchasers copies of all reports or other communications (financial or other) furnished to holders of the Class A Certificates.

             (b) If, at any time prior to the completion of the initial placement of the Class A Certificates, any event shall occur as a result of which it is necessary to amend or supplement the Final Offering Memorandum in order to make the statements therein, in the light of the circumstances when the Final Offering Memorandum is delivered to a purchaser, not misleading, or if it is necessary to amend or supplement the Final Offering Memorandum to comply with law, the Seller will forthwith prepare and furnish, at the expense of the Seller, to the Initial Purchasers and to any other Persons (whose names and addresses the Initial Purchasers will furnish to the Seller) to which Class A Certificates may have been sold by the Initial Purchasers and to any other Person upon request, such amendments or supplements to the Final Offering Memorandum as may be necessary so that the statements in the Final Offering Memorandum as so amended or supplemented will not, in the light of the circumstances when the Final Offering Memorandum is delivered to a purchaser, be misleading or so that the Final Offering Memorandum will comply with law.

             (c) The Seller and NMG shall furnish copies of the Final Offering Memorandum to the Initial Purchasers at such times and in such quantities as the Initial Purchasers may reasonably request.

             (d) So long as any of the Class A Certificates are outstanding, the Seller will deliver to the Initial Purchasers (i) as soon as available, copies of all reports required to be delivered to holders pursuant to Article III of the Pooling and Servicing Agreement and Section 5.2 of the Supplement; (ii) as soon as available, copies of each document relating to the Trust required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended, or any order of the Commission thereunder, and (iii) such other information concerning the Trust, NMG, the Seller or the Class A Certificates as the Initial Purchasers may reasonably request from time to time.

             (e) In order to render the Class A Certificates eligible for resale pursuant to Rule 144A under the Act, while any of the Class A Certificates remain outstanding, NMG and the Seller shall make available, upon request, to any holder of Class A Certificates or prospective purchaser of Class A Certificates the information required by Rule 144A(d)(4) under the Securities Act, unless NMG or the Seller furnishes information to the Securities and Exchange Commission in accordance with Rule 12g3-2(b) or pursuant to Section 13 or 15(d) of the Exchange Act.

             (f) The Seller and NMG each agree that they will not and will cause their affiliates (as defined in Rule 501(b) of Regulation D) not to solicit any offer to buy or make any offer or sale of, or otherwise negotiate in respect of, certificates if, as a result of the doctrine of "integration" referred to in Rule 502 under the Securities Act, such offer or sale would render invalid (for the purpose of (i) the sale of the Class A Certificates by the Trust to the Initial Purchasers, (ii) the resale of the Class A Certificates by the Initial Purchasers to subsequent purchasers or (iii) the resale of the Class A Certificates by such subsequent purchasers to others) the exemption from the registration requirements of the Securities Act provided by Section 4(2) thereof, by Rule 144A or by Regulation S thereunder or otherwise.

             (g) None of NMG, the Seller or any of their affiliates (as defined in Rule 501(b) of Regulation D) will directly or through any agent, assuming the accuracy of the representations and warranties of the Initial Purchasers in Section 3: (i) engage in any form of general solicitation or general advertising (as those terms are used in Regulation D) in connection with the offering or sale of the Class A Certificates in the United States or in any manner involving a public offering within the meaning of Section 4(2) of the Securities Act or (ii) engage in any "directed selling efforts" (as defined in Rule 902(c) under Regulations S) with respect to the Class A Certificates. NMG, the Seller and their affiliates (as defined in Rule 501(b) of Regulation D) and any agent acting on their behalf, assuming the accuracy of the representations and warranties of the Initial Purchasers in
        Section 3, will comply with the "offering restrictions" (as defined in Rule 902(g) under Regulation S) with respect to any Class A Certificates sold outside the United States.

             (h) The Seller will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the printing (or other reproducing) of the Preliminary Offering Memorandum and the Final Offering Memorandum; (ii) the reproducing of the Basic Documents; (iii) the preparation, issuance and delivery of the certificates evidencing the Class A Certificates to the Initial Purchasers; (iv) the fees of DTC in connection with the bookentry registration of the Class A Certificates; (v) the fees and disbursements of (A) Mayer, Brown & Platt, Ropes & Gray and the Seller's accountants and (B) the Trustee and its counsel;
        (vi) the printing (or otherwise reproducing) and delivery to the Initial Purchasers of copies of the Preliminary Offering Memorandum and Final Offering Memorandum to the Initial Purchasers; and (vii) the fees charged by the Rating Agencies for rating the Class A Certificates.

             (i) To the extent, if any, that any rating provided with respect to the Class A Certificates by the Rating Agencies is conditional upon the furnishing of documents or the taking of any other actions by NMG or the Seller, NMG or the Seller shall furnish (or cause to be furnished) such documents and take (or cause to be taken) any such other actions.

             (j) For a period of thirty days from the date hereof, the Seller will not, without the prior written consent of the Initial Purchasers, directly or indirectly, offer, sell or contract to sell, or announce the offering of, in a public or private transaction, any other series of certificates evidencing interests in the Receivables.

        7. Conditions of the Obligations of the Initial Purchasers. The obligation of the Initial Purchasers to purchase and pay for the Class A Certificates will be subject to the accuracy of the representations and warranties on the part of NMG and the Seller herein, to the accuracy of the statements of officers of NMG and the Seller made pursuant to the provisions hereof, to the performance by the Seller hereunder and to the following additional conditions precedent:

             (a) The Initial Purchasers shall have received from Deloitte & Touche LLP a letter or letters, dated the date of the Final Offering Memorandum, confirming that they are independent public accountants within the meaning of the Securities Act and otherwise in form and substance satisfactory to the Initial Purchasers and counsel to the Initial Purchasers.

             (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred (i) any change, or any development involving a prospective change, in or affecting particularly the business or properties of the Trust or NMG or the Seller which, in the reasonable judgment of the Initial Purchasers, could materially impair the investment quality of the Class A Certificates; (ii) any downgrading in the rating of any securities of the Trust or NMG or the Seller, by any "nationally recognized statistical rating organization" (as such term is defined for purposes of Rule 436(g) under the Securities Act), or any public announcement that any such organization has under surveillance or review its rating of any securities of the Trust or NMG or the Seller (other than an announcement with positive implications of a possible upgrading, and no implication of a possible downgrading, of such rating); (iii) any suspension of trading of any securities of NMG or the Seller on any exchange or in the over-the-counter market or any setting of minimum prices for trading on such exchange; or (iv) any outbreak or escalation of major hostilities in which the United States is involved, any declaration of war by Congress or any other substantial national or international calamity or emergency if, in the judgment of the Initial Purchasers, the effects of any such outbreak, escalation, declaration, calamity or emergency could make it impractical or inadvisable to proceed with completion of the sale of, and payment for, the Class A Certificates.

             (c) The Initial Purchasers shall have received a certificate, dated the Closing Date, signed by the President or any Vice President and the principal financial or principal accounting officer or the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of each of NMG and the Seller to the effect that the signers of such certificate, certify on behalf of NMG and the Seller, that they have carefully examined the Basic Documents and the Final Offering Memorandum and stating that:

                  (i) the representations and warranties of NMG and the Seller in the Basic Documents are true and correct in all material respects at and as of the date of such certificate as if made on and as of such date (except to the extent they expressly relate to an earlier date);

                  (ii) NMG and the Seller have complied, in all
             material respects, with all the agreements and satisfied, in all material respects, all the conditions on the part of NMG and the Seller to be performed or satisfied at or prior to the date of such certificate; and

                  (iii) nothing has come to the attention of NMG or the Seller that would lead NMG or the Seller to believe that the Final Offering Memorandum contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

             (d) Mayer, Brown & Platt shall have delivered a favorable opinion dated the Closing Date in form and substance reasonably satisfactory to the Initial Purchasers, and NMG and the Seller shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass on such matters.

             (e) Gail S. Mann, Vice President and Associate General Counsel of NMG, shall have delivered a favorable opinion with respect to clauses (i) through (vi) and clause (ix) of this paragraph (e); Mayer, Brown & Platt shall have delivered a favorable opinion with respect to clauses (vii), (viii) and (x) through (xi), (xii(a)) (with respect to Texas), (xii(b)), (xiii) (with respect to Texas and New York) and (xiv) through (xxi); and Ropes & Gray shall have delivered a favorable opinion with respect to clauses (xii(a) (with respect to Massachusetts)) and (xiii) (with respect to Massachusetts) of this paragraph (e). Each opinion shall be dated the Closing Date and shall be satisfactory in form and substance to the Initial Purchasers and its counsel, to the effect that:

                  (i) Each of NMG and the Seller is validly existing and in good standing as a corporation under the laws of the State of Delaware, is duly qualified to do business and is in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business, and has full power and authority to own its properties, and to enter into and perform its obligations under this Agreement and the other Basic Documents and to consummate the transactions contemplated hereby and thereby;

                  (ii) this Agreement and the other Basic Documents
             have been duly authorized, executed and delivered by NMG and the Seller;

                  (iii) the Class A Certificates have been duly authorized by the Seller;

                  (iv) neither the execution nor the delivery of this
             Agreement and the other Basic Documents, nor the issuance or delivery of the Class A Certificates, nor the consummation of any of the transactions contemplated herein or therein, nor the fulfilment of the terms of the Class A Certificates or the Basic Documents will conflict with or violate any term or provision of the charter or by-laws of Bergdorf Goodman, NMG or the Seller, or result in a breach or violation of, or default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of Bergdorf Goodman, NMG or the Seller pursuant to any material statute currently applicable to such corporation or any order or regulation known to such counsel to be currently applicable to such corporation of any court, regulatory body, administrative agency or governmental body having jurisdiction over Bergdorf Goodman, NMG or the Seller, as the case may be, or the terms of any indenture or other agreement or instrument to which Bergdorf Goodman, NMG or the Seller is a party or by which any of them or any of their properties are bound;

                  (v) there is no pending or to the best knowledge of such counsel, threatened action, suit or proceeding before any court or governmental agency, authority or body or any arbitrator with respect to the Trust, the Class A Certificates, the Basic Documents or any of the transactions contemplated herein or therein or with respect to NMG or the Seller which, in the case of any such action, suit or proceeding with respect to NMG or the Seller, would have a material adverse effect on the holders of the Class A Certificates or the Trust or upon the ability of any of them to perform their obligations under any of such agreements, and there is no material contract or document relating to the Trust or property conveyed to the Trust which is not disclosed in the Final Offering Memorandum;

                  (vi) such counsel has no reason to believe that
             (other than accounting, statistical or financial data included therein, as to which counsel need express no belief) the Final Offering Memorandum, as amended or supplemented as of the date of such opinion, contained any untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein in the light of the circumstances under which they were made, not misleading;

                  (vii) it is not necessary in connection with the offer, sale and delivery of the Class A Certificates in the manner contemplated by this Agreement and the Pooling and Servicing Agreement to register the Class A Certificates under the Securities Act;

                  (viii)    the statements in the Final Offering
             Memorandum under the heading "Legal Aspects of the Receivables", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and are correct in all material respects;

                  (ix) no consent, approval, authorization, order,
             registration, filing, qualification, license or permit of or with any court, federal or state governmental agency or regulatory body is required for NMG and the Seller to consummate the transactions contemplated by the Basic Documents, except (x) such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits as have been made or obtained or as may be required under the state securities or "Blue Sky" laws of any jurisdiction in connection with the purchase of the Class A Certificates and the subsequent distribution thereof by the Initial Purchasers or (y) where the failure to have such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses or permits would not have a material adverse effect on the Trust's interests in the Receivables or, without limiting the foregoing, on the transactions contemplated by the Basic Documents;

                  (x) the Basic Documents constitute the legal, valid and binding agreement of each of NMG and the Seller enforceable against each of NMG and the Seller in accordance with its terms subject (x) to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws, regulations or procedures of general applicability relating to or generally affecting enforcement of the rights of creditors; (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law) and (z) with respect to rights of indemnity under this Agreement, to limitations of public policy under applicable securities laws;

                  (xi) the Class A Certificates when duly and validly
             executed and authenticated in accordance with the terms of the Pooling and Servicing Agreement and the Supplement and delivered to and paid for by the Initial Purchasers pursuant to this Agreement, will be validly issued and outstanding, enforceable in accordance with their terms subject (x) to applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws, regulations or procedures of general applicability relating to or generally affecting enforcement of the rights of creditors and (y) to general principles of equity (regardless of whether enforcement is sought in a proceeding in equity or at law);

                  (xii) the security interest created by the Receivables Purchase Agreements in NMG's and Bergdorf Goodman's interests in the Receivables will be perfected, (a) in the case of NMG, under Article 9 of the Uniform Commercial Code of Texas and Massachusetts upon the proper filing of UCC-1 financing statements with the appropriate filing offices in Texas and Massachusetts, and (b) in the case of Bergdorf Goodman, under Article 9 of the Uniform Commercial Code of
             New York upon the proper filing of UCC-1 financing statements with the appropriate filing offices in New York;

                  (xiii)    the security interest created by the
             Pooling and Servicing Agreement in the Seller's interest in the Receivables will be perfected under Article 9 of the Uniform Commercial Code of Texas and Massachusetts upon the proper filing of UCC-1 financing statements with the appropriate filing offices in Texas and Massachusetts, and at the time of such perfection, such security interest will be of first priority under Article 9 of the New York Uniform Commercial Code;

                  (xiv) the UCC-1 financing statements are in appropriate form for filing and (a) no other filings or other actions, with respect to the Seller's interest in the Receivables, are necessary to perfect the interest of the Seller in the Receivables, and the proceeds thereof, conveyed to the Seller thereunder and (b) no other filings or other actions, with respect to the Trustee's interest in the Receivables, are necessary to perfect the interest of the Trustee in the Receivables, and proceeds thereof, against third parties, except, in each case, that appropriate continuation statements must be filed in accordance with the applicable state's requirements;

                  (xv) the Receivables Purchase Agreements create in
             favor of the Seller security interests under Article 9 of the New York Uniform Commercial Code ("NYUCC") in the rights of Bergdorf Goodman and NMG in the Receivables (and collections thereon) and the Pooling and Servicing Agreement creates in favor of the Trustee a security interest under
             Article 9 of the NYUCC in the rights of the Seller in the Receivables (and collections thereon);

                  (xvi) the Certificates and the Basic Documents conform in all material respects to the descriptions thereof contained in the Final Offering Memorandum;

                  (xvii)    neither the Pooling and Servicing
             Agreement nor the Supplement will be required to be qualified under the Trust Indenture Act of 1939, as amended;

                  (xviii)   the Trust is not required to be registered
             as an "investment company" under the 1940 Act; and

                  (xix) the statements in the Final Offering Memorandum under the heading "U.S. Federal Income Tax Considerations" accurately describe the material Federal income tax consequences to holders of the Certificates and the statements under the heading "ERISA Considerations", to the extent that they constitute statements of matters of law or legal conclusions with respect thereto, have been prepared or reviewed by such counsel and accurately describe the material consequences to holders of the Certificates under ERISA;

                  (xx) in a properly presented and argued case in a
             proceeding under Title 11 of the United States Code, 11 U.S.C. '' 101, et seq. (the "Bankruptcy Code"), if the matter were properly briefed and presented to a court, the court would hold that (1) the transfer of the Receivables by NMG to the Seller and by Bergdorf Goodman to the Seller in the manner set forth in the related Receivables Purchase Agreement would constitute an absolute sale of the Receivables, rather than a borrowing by NMG or Bergdorf Goodman, as applicable, secured by the related Receivables, so that such Receivables would not be the property of the estate of NMG or Bergdorf Goodman, as applicable, under
             Section 541(a) of the Bankruptcy Code, and thus (2) the Seller's rights to the Receivables would not be impaired by the operation of Section 362(a) of the Bankruptcy Code; and

                  (xxi) if NMG or Bergdorf Goodman should become a debtor in a case under the Bankruptcy Code, and the Seller would not otherwise properly be a debtor in a case under the Bankruptcy Code, and if the matter were properly briefed and presented to a court exercising bankruptcy jurisdiction, the court, exercising reasonable judgment after full consideration of all relevant factors, would not order, over the objection of the Certificateholders, the substantive consolidation of the assets and liabilities of the Seller with those of NMG or Bergdorf Goodman, as applicable.

        In rendering such opinions, counsel may refer to or rely upon, (A) as to matters involving the application of the law of any jurisdiction other than the states in which they are licensed to practice, the corporate law of the State of Delaware and the United States Federal laws, to the extent deemed proper and stated in such opinion, the opinion of other counsel of good standing believed by such counsel to be reliable and acceptable to the Initial Purchasers and its counsel, and (B) as to matters of fact, to the extent deemed proper and as stated therein, on certificates of responsible officers of the Seller and public officials. Further, for purposes of the opinion delivered pursuant to clause (x) above, counsel may assume that the applicable laws of the State of New York are the same as the applicable laws of the Commonwealth of Massachusetts and Texas.

             (f) The Initial Purchasers shall receive evidence satisfactory to them that, on or before the Closing Date, UCC-1 financing statements have been filed pursuant to the laws of the States of Massachusetts, Texas and New York (and such other states as may be necessary or desirable pursuant to applicable state law) reflecting the interest of the Trust in the Receivables and the proceeds thereof.

             (g) Counsel to the Trustee shall have delivered a favorable opinion, dated the Closing Date, as the case may be, and satisfactory in form and substance to the Initial Purchasers and their counsel and the Seller and its counsel, to the effect that:

                  (i) the Trustee has been duly organized and is validly existing and in good standing as a national banking association under the laws of the United States, is duly qualified to do business in all jurisdictions where the nature of its operations as contemplated by the Pooling and Servicing Agreement and the Supplement requires such qualifications, and has the power and authority (corporate and other) to take all action required of it under, the Pooling and Servicing Agreement and the Supplement;

                  (ii) the execution, delivery and performance by the
             Trustee of the Pooling and Servicing Agreement and the Supplement and the issuance of the Class A Certificates by the Trustee have been duly authorized by all necessary corporate action on the part of the Trustee, and under present laws do not and will not contravene any law or governmental regulation or order presently binding on the Trustee or the charter or the by-laws of the Trustee or contravene any provision of or constitute a default under any indenture, contract or other instrument to which the Trustee is a party or by which the Trustee is bound;

                  (iii) the execution, delivery and performance by the Trustee of the Pooling and Servicing Agreement and the Supplement and the issuance of the Class A Certificates by the Trustee do not require the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of any federal, state or other governmental agency or authority which has not previously been effected;

                  (iv) each of the Class A Certificates has been duly
             authenticated and delivered by the Trustee and each of the Class A Certificates and the Pooling and Servicing Agreement and the Supplement constitute legal, valid and binding agreements of the Trustee, enforceable against the Trustee in accordance with its terms (subject to applicable bankruptcy, insolvency and similar laws generally affecting creditors' rights); and

                  (v) no approval, authorization or other action by, or filing with, any governmental authority of the United States of America or the State of New York having jurisdiction over the banking or trust powers of the Trustee is required in connection with its execution and delivery of the Pooling and Servicing Agreement and the Supplement or the performance by the Trustee of the terms of the Pooling and Servicing Agreement and the Supplement.

             (h) The Class A Certificates shall have been given the highest investment grade rating by both Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), and neither Moody's nor S&P shall have placed the Class A Certificates under review with possible negative implications.

             (i) All proceedings in connection with the transactions contemplated by this Agreement and the other Basic Documents and all documents incident hereto and thereto shall be reasonably satisfactory in form and substance to the Initial Purchasers and their Counsel, and the Initial Purchasers and their Counsel shall have received such information, certificates and documents as the Initial Purchasers and their Counsel may reasonably request.

        8.   Indemnification and Contribution.

             (a) NMG and the Seller, jointly and severally, will indemnify and hold the Initial Purchasers harmless against any losses, claims, damages or liabilities, joint or several, to which the Initial Purchasers may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Initial Purchasers for any legal or other expenses reasonably incurred by the Initial Purchasers in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that neither NMG nor the Seller will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to NMG or the Seller by the Initial Purchasers specifically for use therein.
        NMG and the Seller acknowledge that their names constitute the only information furnished in writing by the Initial Purchasers or on behalf of the Initial Purchasers for inclusion in the Final Offering Memorandum.

             (b) Each Initial Purchaser, severally (in proportion to their respective purchase obligations) and not jointly, will indemnify and hold harmless NMG and the Seller against any losses, claims, damages or liabilities, joint or several, to which NMG or the Seller may become subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Preliminary Offering Memorandum or the Final Offering Memorandum, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to NMG or the Seller by such Initial Purchaser specifically for use therein, as set forth in subsection (a) above, and will reimburse any legal or other expenses reasonably incurred by NMG or the Seller in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

             (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission to so notify the indemnifying party (i) will not relieve it from liability under subsections (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligations provided under subsections (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party under this Section 8 shall not be liable for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.
        No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

             (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by NMG and the Seller, on the one hand, and the Initial Purchasers, on the other, from the offering of the Class A Certificates or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of NMG and/or the Seller, on the one hand, and the Initial Purchasers, on the other, in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by NMG and the Seller, on the one hand, and the Initial Purchasers, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by NMG and the Seller bear to the total discounts and commissions received by the Initial Purchasers. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by NMG or the Seller, on the one hand, or by the Initial Purchasers, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no Initial Purchaser shall be required to contribute any amount in excess of the discount applicable to the Class A Certificates purchased by such Initial Purchaser hereunder. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' obligations pursuant to this subsection (d) to contribute are several in proportion to their respective purchase obligations and not joint.

             (e)  The obligations of NMG and the Seller under this
        Section 8 shall be in addition to any liability which NMG and the Seller may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls the Initial Purchasers within the meaning of the Securities Act; and the obligations of the Initial Purchasers under this Section 8 shall be in addition to any liability that the Initial Purchasers may otherwise have and shall extend, upon the same terms and conditions, to each director of NMG and the Seller, and to each person, if any, who controls NMG or the Seller within the meaning of the Securities Act.

        9. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of NMG and the Seller and their respective officers and of the Initial Purchasers set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers or NMG or the Seller or any of their respective representatives, officers or directors or any controlling person (within the meaning of the Securities Act), and will survive delivery of and payment for the Class A Certificates. If for any reason the purchase of the Class A Certificates by the Initial Purchasers is not consummated, NMG and the Seller shall remain responsible for the expenses to be paid or reimbursed by NMG and the Seller pursuant to Section 6 hereof and the respective obligations of NMG and the Seller and the Initial Purchasers pursuant to Section 8 hereof shall remain in effect. If the purchase of the Class A Certificates by the Initial Purchasers is not consummated for any reason or the occurrence of any event specified in clause
(iii) or (iv) of Section 7(b) hereof, NMG and the Seller, jointly and severally, will reimburse the Initial Purchasers for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Class A Certificates.

        10. Notices. All communications hereunder will be in writing and, if sent to the Initial Purchasers, will be mailed, delivered or telecopied and confirmed to Deutsche Bank Securities Inc., at 31 West 52nd Street, New York, New York 10019; if sent to the Seller, will be mailed, delivered or telecopied and confirmed to it at Neiman Marcus Funding Corporation, 1201 Elm Street, Dallas, Texas 75201, Attention of the Vice President - Credit (facsimile no. 214-761-2650), and if sent to NMG, will be mailed, delivered or telecopied and confirmed to it at 27 Boylston Street, Chestnut Hill, Massachusetts 02167, Attention of the General Counsel (facsimile no. 617-278-5567).

        11. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

        12. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

        13. Representation of Initial Purchasers. Any action under this Agreement taken by the Initial Purchasers jointly or by Deutsche Bank Securities Inc. will be binding on the Initial Purchasers.

        14.  Applicable Law and Time.  THIS AGREEMENT SHALL BE GOVERNED
BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK. Unless otherwise set forth herein, specified times of day refer to New York City time.

        15. Entire Agreement. This Agreement constitutes the entire agreement and understanding between the parties hereto with respect to the subject matter of this Agreement and supersedes all prior agreements or understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

        If the foregoing is in accordance with the Initial Purchasers understanding of our agreement, kindly sign and return to us one of the counterparts hereof, whereupon it will become a binding agreement between the Seller and the Initial Purchasers in accordance with its terms.



                                Very truly yours,

                                NEIMAN MARCUS FUNDING CORPORATION



                                By: _____________________________
                                Name:
                                Title:



                                THE NEIMAN MARCUS GROUP, INC.


                                By: ____________________________
                                Name:
                                Title:






The foregoing Class A Purchase
Agreement is hereby confirmed
and accepted as of the date
first above written.




DEUTSCHE BANK SECURITIES INC.
CHASE SECURITIES INC.



By: Deutsche Bank Securities Inc.,
    as Representative of the Initial Purchasers



By: ______________________________
    Name:
    Title:


By: _____________________________
    Name:
    Title: